AMENDMENT NO. 2

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 2 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 19th day of July, 2012, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to changes each would like to incorporate in the Contract reflecting a reduction in the number of dedicated Launches, increase in the number of Satellites per Launch, and adjustments to the Contract Price and Milestone Payment Schedules for Non-Recurring and Recurring Payment Milestones; and

WHEREAS, the Parties now desire to amend Articles 1, 2, 3, 4, 5, 6, 11, 16, Exhibit B, Exhibit C, Exhibit D and Exhibit E of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: The words “Falcon 9 [***]” used in the definition of “Falcon 9 [***]”, “Launch Vehicle”, Sections 1.1, 3.4, throughout Section 11, and in Exhibit C are hereby deleted and replaced in their entirety with “F9 [***]”.

Article 3: Section 2.1 of the Contract is hereby modified by (i) deleting the words “eight (8)” immediately preceding the text “dedicated Launches” in the first line and (ii) inserting the words “seven (7)” in place thereof.

Article 4: As consideration for Customer waiving the application of interest at the Contractor Interest Rate to the termination of the first Firm Launch in accordance with Section 17.2 of the Contract, Section 2.1.2 of the Contract is hereby modified by (i) deleting the words “[***]” immediately following the text “no later than” in the second sentence and (ii) inserting the words “[***]” in place thereof.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 5: The following Section 4.9 is added.

“4.9           Refund. Contractor shall pay to Customer the amount of [***] US Dollars (US$[***]) as an adjustment to the Base Contract Price (the “Refund”). Contractor shall pay the Refund to Customer in [***] installments of [***] US Dollars (US$[***]). Each such installment will be deducted from [***] due by Customer to Contractor in the [***].”

Article 6: Section 5.1 of the Contract is hereby modified by (i) deleting the words “eight (8)” immediately preceding the text “Firm Launches” in the first sentence and (ii) inserting the words “seven (7)” in place thereof.

Article 7: Section 6.1.3(L) of the Contract is hereby modified by (i) deleting the words “eight (8)” immediately preceding the text “, with a sum” in the first sentence and (ii) inserting the words “seven (7)” in place thereof.

Article 8: Section 6.2.3(E) of the Contract is hereby modified by (i) deleting the words “eight (8)” immediately preceding the text “, with a sum” in the first sentence and (ii) inserting the words “seven (7)” in place thereof.

Article 9: With the termination of the first Firm Launch by this Amendment, Sections 11.1.1(A) and 11.1.1(B) no longer apply.

Article 10: Section 11.1.1(C) is hereby modified by (i) deleting the text “No later than [***] …” and replacing them with the text “No later than [***] …”.

Article 11: Section 11.1.1(C) (iv) is hereby deleted and replaced in its entirety with the following:

“[***].”

Article 12: All references made to “nine (9) Satellites” throughout Section 11.2.3 of the Contract are hereby deleted and replaced in their entirety by the words “ten (10) Satellites”.

Article 13: Section 16.1 of the Contract is hereby modified by (i) deleting the words “nine (9)” immediately preceding the text “or more Satellites” in the first sentence and (ii) inserting the words “ten (10)” in place thereof.

Article 14: All references made to “nine (9) Satellites” in Section 16.1.4 are hereby deleted and replaced in their entirety by the words “ten (10) Satellites”.

Article 15: All references made to “nine (9) Satellites” in Section 16.1.10 of the Contract are hereby deleted and replaced in their entirety by the words ten (10) Satellites.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 16: Section 16.2.4 of the Contract is hereby modified by (i) deleting the words “nine (9)” immediately preceding the text “as instructed by Customer” and (ii) inserting the words “ten (10)” in place thereof.

Article 17: All references made to “nine (9) Satellites” in Section 16.2.10 of the Contract are hereby deleted and replaced in their entirety by the words ten (10) Satellites:

Article 18: Exhibit B of the Contract is hereby deleted and replaced in its entirety by the Exhibit B attached hereto.

Article 19: Exhibit C of the Contract is hereby deleted and replaced in its entirety by the Exhibit C attached hereto.

Article 20: Exhibit D of the Contract is hereby deleted and replaced in its entirety by the Exhibit D attached hereto.

Article 21: Exhibit E of the Contract is hereby deleted and replaced in its entirety by the Exhibit E attached hereto.

Article 22: The effective date of this Amendment shall be the date when all of the following conditions have been fulfilled, as confirmed in writing promptly upon occurrence:

(A)         Signature of the Amendment by both Parties; and

(B)         Receipt by the Customer of waiver or amendment of the provisions of its COFACE Facility Agreement, dated as of October 4, 2010 (the “Credit Facility”), such that Customer has authority under the Credit Facility to enter into this Amendment.

Article 23: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 24: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer	For Contractor

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.

Signature:	/s/ S. Scott Smith	Signature:	/s/ Gwynne Shotwell

Name:	S. Scott Smith	Name:	Gwynne Shotwell

Title:	Executive Vice President, Satellite Development & Operations	Title:	President

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

LAUNCH SCHEDULE

Firm Launch Mission	Start Date of Launch Slot	Launch Date

[***]	[***]	[***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

Table C.1 identifies the [***] Milestone Payments.

Table C.1 [***] Payment Milestones

Milestone	Milestone Due Date	Milestone Payment (US$)
[***]	[***]	[***]

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

MILESTONE PAYMENT SCHEDULE (CONTINUED)

Table C.2 identifies the [***] Milestone Payments [***].

Table C.2 [***] Milestones

No.	Milestone Completion Nominal Dates (Months)	Milestone	Milestone Payments (US$)
[***]	[***]	[***]	[***]

Note (1): [***]

Note (2): [***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

OPTIONAL SERVICES

[***] Options	[***] Exercise Date [***]	[***] Exercise Date [***]	Non- Recurring Price	Price Per Launch Service	Per Occurrence Price
[***]	L-[***]; L-[***]	L-[***]; L-[***]	[***]	[***]	[***]
[***]	L-[***]	L-[***]	[***]	[***]	[***]
[***]	L-[***]	L-[***]	[***]	[***]	[***]
[***]	L-[***]	L-[***]	[***]	[***]	[***]
[***]	L-[***]	L-[***]	[***]	[***]	[***]

General Conditions Applicable to the Optional Services described above:

1.	Each Optional Service shall be elected by Customer by [***], in accordance with Article [***], on or prior to the applicable [***].

2.	The [***]: (a) shall be [***] on a [***] basis in the event a [***] in accordance with Article [***]; and (b) may be [***] by Customer and Contractor.

3.	The [***] as referred to in [***] of each Optional Service elected by Customer shall be [***] by Contractor as follows: (a) [***] on the date following [***] when Customer [***] to Contractor; and (b) [***] upon [***]. Any such [***] by Contractor [***] by Customer shall be [***] by Customer within [***] Days.

4.	The [***] as referred to in [***] of each Optional Service elected by Customer shall be [***] by Contractor as follows: (a) [***] on the date following [***] when Customer [***] to Contractor; (b) [***] upon [***] and (c) [***] upon [***]. Any such [***] by Contractor [***] by Customer shall be [***] by Customer within [***] Days.

5.	For the sake of clarity, Customer may [***] on a [***] basis, subject to the terms and conditions of this Agreement.

6.	Performance of [***] shall be subject to the requirements set forth in Section [***].

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	Prices for each Optional Service [***] in the event such Optional Service(s) are [***]. In each case, the price of the Optional Service(s) shall be [***]. If [***], such [***] shall be [***]. Otherwise, [***], shall be [***]:

[***] Price = $[***] = $[***]

[***] = $[***] = $[***]

Therefore, [***], is $[***].

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

ADDITIONAL LAUNCH PRICE

A.           Additional Launch Option [***]

If Customer exercises an Additional Launch [***]. If the resulting amount [***], such [***] shall be [***].

B.           Additional Launch Option Exercised [***]

For a Launch Date [***], the price of the Additional Launch shall be calculated using the following formula:

[***]

If the resulting amount is [***], otherwise, the amount set forth in [***] shall be [***].

C.           Additional Launch Milestone Payments

Milestone Payments for such Additional Launch shall be calculated based upon [***]. For any Additional Launch exercised by Customer [***] prior to [***] is exercised pursuant to Section 2.1.2, will be [***].

D.           Application of Additional Launch Reservation Fee

The [***] US Dollars (US$[***]) Additional Launch reservation fee, to the extent paid by Customer pursuant to Section 2.1.2, shall be added to the Additional Launch price as determined in Section A or B above, to determine the final Launch Service price for the applicable Additional Launch.

Table E.1. [***]

[***] Additional Launch Price, [***]
[***]		[***]		[***]		[***]		[***]		[***]
$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

Table E.2. Payment Profile

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

No	Milestone [***] Dates	Milestone	Milestone Payment (%)
[***]	[***]	[***]		[***]	%
		Additional Launch price Sub Total		[***]	%
		Reservation Fee	$	[***]
		Final Launch Service Price		Sub Total plus $[***]

E.           Illustrative Example Cases

For illustrative purposes only the following examples are provided: [***].

Example 1: [***]

Price = $[***]

[***]. The payment profile in this example would be the following:

No	Milestone [***] Dates	Milestone	Milestone Payment (%)	Milestone Payment (US$)
[***]	[***]	[***]	[***]	$	[***]

Example 2: [***]

Price = $[***]

[***]

[***]. The payment profile in this example would be the following:

No	Milestone [***] Dates	Milestone	Milestone Payment (%)	Milestone Payment (US$)
[***]	[***]	[***]	[***]	$	[***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.